COMMON STOCK AND WARRANT PURCHASE AGREEMENT

THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT is made as of March 17, 2006, by and among PowerHouse Technologies Group, Inc. d/b/a Migo Software (the “Company”), a corporation organized under the laws of the State of Delaware, with its principal offices at 555 Twin Dolphin Drive, Redwood City, California, and the purchasers whose names and addresses are set forth on the signature page hereof (the “Purchasers”).

RECITALS

A. The Company previously sold shares (the “Prior Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”) and warrants to purchase shares of Common Stock (the “Prior Warrants”) to certain purchasers (the “Prior Investors”) in transactions that closed on December 23, 2005 (the “Prior Transactions”) pursuant to certain Common Stock and Warrant Purchase Agreements, each between the Company and a single Prior Investor (the “Prior Purchase Agreements”) and a Registration Rights Agreement, dated as of December 23, 2005, between the Company and the Prior Investors (the “Prior Registration Rights Agreement”). The form of Prior Purchase Agreement is attached hereto as Exhibit A and the Prior Registration Rights Agreement is attached hereto as Exhibit B.

B. The Company desires to issue and sell shares of Common Stock and warrants to purchase Common Stock to the Purchasers on the same terms as contained in the Prior Transactions.

C. The Purchasers desire, upon the terms and conditions set forth in this Agreement, to purchase shares of the Common Stock and warrants to purchase Common Stock.

IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchasers agree as follows:

SECTION 1. Authorization of Sale of the Shares and Warrants. Subject to the terms and conditions of this Agreement, the Company has authorized (i) the sale of up to an additional 1,171,875 shares (the “Shares”) of Common Stock and (ii) the issuance of warrants in substantially the form attached hereto as Exhibit C to purchase up to 585,937 shares of Common Stock (the “Warrants”, and together with the Shares, the “Securities”). The securities (including Common Stock and any other securities) issuable upon exercise of the Warrants are referenced herein as the “Warrant Shares”. The Securities will be sold in units (the “Units”), each Unit consisting of (I) one Share and (II) .50 Warrant. The parties acknowledge that the Company does not currently have sufficient authorized but unissued shares of Common Stock for the Warrant Shares being subscribed to by the Purchasers under this Agreement. The Company represents that it is in the process of securing consents from a sufficient number of its stockholders to approve an amendment to the Company’s Certificate of Incorporation to allow the Board of Directors of the Company to effect a reverse split which would increase the number of authorized shares of Common Stock available for the Warrant Shares. The Company represents that such amendment shall become effective no later than      , 2006. The date that such reverse split will become effective is referred to as the “Reverse Split Effective Date”.

SECTION 2. Agreement to Sell and Purchase the Shares and Warrants. At the Closing (as defined herein), the Company will agree to sell to the Purchasers, and the Purchasers will agree to buy from the Company, upon the terms and conditions hereinafter set forth, the number of Units set forth on the signature page hereof at the purchase price set forth on the signature page hereof (the “Purchase Price”).

SECTION 3. Closing and Delivery of the Securities. The “Closing” shall occur upon the execution of this Agreement by the Company and the Purchasers. At the Closing, each Purchaser shall pay to the Company the Purchase Price set forth on the signature page hereof and the Company shall also deliver to each Purchaser one or more stock certificates registered in the name of the Purchaser representing the number of Shares set forth on the signature page hereto and bearing the legend specified in Section 5.7 of the Prior Purchase Agreements. Promptly after the Reverse Split Effective Date, the Company shall deliver to each Purchaser Warrants exercisable for that number of Warrant Shares set forth on the signature page hereto (subject to adjustment as set forth in such Warrants). The name(s) in which the stock certificates and Warrants are to be registered are set forth in the Questionnaire attached hereto as Exhibit D.

SECTION 4. Representations, Warranties and Covenants of the Company. For the benefit of the Purchasers, the Company hereby reaffirms all of the representations and warranties in Section 4 of the Prior Purchase Agreements as of the December 23, 2005, date as of which they were made. The Company agrees that each Purchaser shall be entitled to the benefit of each agreement or covenant made by the Company in Section 4 of the Prior Purchase Agreements.

SECTION 5. Representations, Warranties and Covenants of Purchasers. Each Purchaser hereby makes each representation, warrant and covenant set forth in Sections 5.1 through 5.7 of the Prior Purchase Agreements.

SECTION 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchasers herein and in the certificates for the Shares or Warrants delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchasers of the Securities being purchased and the payment therefor.

SECTION 7. Registration Rights. The Company agrees that each of the Purchasers shall be entitled to all of the rights that the Prior Investors have under the Prior Registration Rights Agreement, and the Purchasers agree to be bound by the terms thereof.

SECTION 8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, facsimile (with receipt confirmed by telephone) or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

if to the Company, to:

PowerHouse Technologies Group, Inc.

555 Twin Dolphin Drive, Suite 650

Redwood City, California 94065

Attention: Richard Liebman, CFO

Fax: 650-232-2699

with a copy to:

Ellis Funk, P.C.

3490 Piedmont Road, Suite 400

Atlanta, GA 30305

Attention: Robert B. Goldberg, Esq.

Fax: (404) 233-2188

or to such other person at such other place as the Company shall designate to the Purchasers in writing; and

if to a Purchaser, at its address as set forth on the signature page of this Agreement, or at such other address or addresses as may have been furnished by such Purchaser to the Company in writing.

SECTION 9. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and a majority in interest of the Purchasers, but any such amendment shall be binding on the Company and all Purchasers.

SECTION 10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws.

SECTION 13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

POWERHOUSE TECHNOLOGIES GROUP, INC.

By

Name:

Title:

	Number of Units to	Price Per Unit	Aggregate	Number of Shares	Number of Warrants
Purchaser	Be Purchased	In Dollars	Price	purchased	purchased
	1,171,875	$0.32	$375,000	1,171,875	585,937

TOTAL

Print or Type:

Name of Purchaser

(Individual or Institution):

Name of Individual representing

Purchaser (if an Institution):

Title of Individual representing

Purchaser (if an Institution):

Signature by:

Individual Purchaser or Individual

representing Purchaser:

Address:	—
Telephone:	—
Telecopier:	—

Email Address:

EXHIBITS

Exhibit A Exhibit B Exhibit C Exhibit D Exhibit E Exhibit F	Prior Purchase Agreement Prior Registration Rights Agreement Form of Warrant Questionnaire Registration Statement Questionnaire Investor Questionnaire

EXHIBIT A

PRIOR PURCHASE AGREEMENT

EXHIBIT B

PRIOR REGISTRATION RIGHTS AGREEMENT

EXHIBIT C

FORM OF WARRANT
EXHIBIT D

QUESTIONNAIRE

Pursuant to Section 3 of the Common Stock and Warrant Purchase Agreement, please provide us with the following information:

1.	The exact name that your Securities are to be Registered in (this is the name that will appear on your stock certificate(s) and warrant(s). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Securities and the Registered Holder listed in response to item 1 above:

3.	The mailing address of the Registered Holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

EXHIBIT E

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information:

1.	Pursuant to the “Selling Stockholder” section of the Registration Statement, please state your or your organization’s name exactly as it should appear in the Registration Statement:

2.	Please provide the number of shares of PowerHouse Technologies Group, Inc. Common Stock that you or your organization will own immediately after the Closing, including those purchased by you or your organization pursuant to this Agreement and those shares of Common Stock purchased by you or your organization through other transactions:

3.	Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

     Yes      No

If yes, please indicate the nature of any such relationships below:

EXHIBIT F

CONFIDENTIAL INVESTOR QUESTIONNAIRE

INVESTOR NAME: ________________________
CO-INVESTOR NAME:______________________

PowerHouse Technologies Group, Inc. (the “Company”) is relying exclusively upon this questionnaire to determine the suitability of the undersigned (the “Investor”) as a potential investor in securities of the Company.

INVESTOR CATEGORY. The Investor represents and warrants that the Investor comes within one category marked below, and that for any category marked, the Investor has truthfully set forth, where applicable, the factual basis or reason the Investor comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned shall furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

(please check the appropriate box)

Category A ?	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds US$1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ?	The undersigned is an individual (not a partnership,
corporation, etc.) who had an individual income in
excess of US$200,000 in each of the two most recent
years, or joint income with his or her spouse in
excess of US$300,000 in each of those years (in each
case including foreign income, tax exempt income and
full amount of capital gains and losses but excluding
any income of other family members and any unrealized
capital appreciation) and has a reasonable
expectation of reaching the same income level in the
current year.

Category C ?	The undersigned is a director or executive officer of the Company which is issuing and selling the Common Stock.

Category D ?	The undersigned is a bank; a savings and loan
association; insurance company; registered investment
company; registered business development company;
licensed small business investment company (“SBIC”);
or employee benefit plan within the meaning of Title
1 of ERISA and (a) the investment decision is made by
a plan fiduciary which is either a bank, savings and
loan association, insurance company or registered
investment advisor, or (b) the plan has total assets
in excess of US$5,000,000 or is a self directed plan
with investment decisions made solely by persons that
are accredited investors.

(describe entity)

Category E ? The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

(describe entity)

Category F ? The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501I(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Common Stock and with total assets in excess of US$5,000,000.

(describe entity)

Category G ?	The undersigned is a trust with total assets in
excess of US$5,000,000, not formed for the specific
purpose of acquiring the Common Stock, where the
purchase is directed by a “sophisticated person” as
defined in Regulation 506(b)(2)(ii) under the Act.

Category H ?	The undersigned is an entity (other than a trust) all
the equity owners of which are “accredited investors”
within one or more of the above categories. If
relying upon this Category alone, each equity owner
must complete a separate copy of this Agreement.

(describe entity)

Category I ? The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the execution of this Agreement in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

SUITABILITY (please answer each question)

(a)	For an individual Investor, please describe your current employment, including the company by which you are employed and its principal business:

(b)	For an individual Investor, please describe any college or graduate degrees held by you:

(c)	For all Investors, please list types of prior investments:

(d)	For all Investors, please state whether you have you participated in other private placements before:

? YES ? NO

(i)	If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies

Frequently Occasionally Never	? ? ?	? ? ?

(e)	For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future:

? YES ? NO

If so, please explain:

(f)	For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future:

? YES ? NO

If so, please explain:

(g)	For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

? YES ? NO

(h)	For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the Common Stock for which you seek to subscribe?

? YES ? NO

(i)	For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

? YES ? NO

(j)	For all Investors, please state whether or not you have been indicted or convicted of any felony or any criminal conduct in any foreign, federal, state or local proceeding:

? YES ? NO

E. If you answered yes to item (j) above, please describe such activity and the penalty, if any, imposed upon you.

(k)	You hereby authorize us to perform a background check upon you and your affiliates, if necessary, in order to provide to us sufficient information to determine your suitability as an investor.

? YES ? NO

MANNER IN WHICH TITLE IS TO BE HELD (check one)

? Individual Ownership

? Community Property

? Joint Tenant with Right of Survivorship (both parties must sign)

? Partnership*

? Tenants in Common

? Corporation*

? Trust*

? Limited Liability Company*

? Other

*If the Common Stock is being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

NASD AFFILIATION

Are you affiliated or associated with an NASD member firm (please check one):

? YES ? NO

If Yes, please describe:

*If Investor is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules.

Name of NASD Member Firm

By:
Authorized Officer

Date:

The undersigned has been informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section and such answers have been provided under the assumption that the Company will rely on them.

Signature Page

INVESTOR NAME:__________________
CO-INVESTOR NAME:_______________

INFORMATION IN RESPONSE TO THIS SECTION
WILL BE KEPT STRICTLY CONFIDENTIAL

(1)	Address Information

Please complete the following contact information for the address where Investor wishes to receive all correspondence concerning this matter.
        .

Address for Correspondence	Address for Correspondence

City, State and Zip Code	City, State and Zip Code

E-mail Address	E-mail Address

Telephone (Business)	Telephone (Business)

Telephone (Residence)	Telephone (Residence)

Facsimile (Business)	Facsimile (Business)

Facsimile (Residence)	Facsimile (Residence)

Tax ID # or Social Security #	Tax ID # or Social Security #

AGREED AND SUBSCRIBED This day of January, 2006 By: SIGNATURE OF INVESTOR	AGREED AND SUBSCRIBED This day of January, 2006 By: SIGNATURE OF JOINT INVESTOR (if any)

Investor Name (Typed or Printed)	Additional Investor Name (Typed or Printed)

(2)

Alternate Legal Address Information

If the address information set forth above is not the Investor’s primary legal residence (in the case of an individual) or primary place of business (in the case of an entity), please set forth such primary address information below.

Legal Address	Legal Address

City, State, and Zip Code	City, State, and Zip Code

Certificate of Signatory

(To be completed only if the Common Stock is being subscribed for by an entity)

I, , am the      (title) of      (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Common Stock And Warrant Purchase Agreement and to purchase and hold the Common Stock, and certify further that the Common Stock And Warrant Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this      day of      , 2006.

(Signature)